SunTrust Robinson Humphrey “Play-by-Play” Oil & Gas Conference May 30, 2013 Exhibit 99.1

FORWARD LOOKING STATEMENTS

Outlooks, projections, estimates, targets and business plans in this presentation or any related subsequent discussions are forward-looking statements.
Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures;
resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors.
These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading  “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2013, which are available on our website at
www.transatlanticpetroleum.com and www.sec.gov. See also TransAtlantic’s audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the
Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources.
Boe (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (Mcf) of natural gas to one barrel (bbl) of oil.  Boe may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

COMPANY OVERVIEW
TransAtlantic Petroleum Ltd. is an international energy company engaged in the acquisition, development, exploration and production of crude oil and natural gas in Turkey and Bulgaria.

NYSE-MKT:
Toronto:
TAT
TNP
Share Price
(1)
: $0.84
Market Cap
(1)
: $310 million
Enterprise Value
(1)
: $330 million
Proved Reserves
(2)
: 11.6 MMboe
SEC PV-10
(3)
: $511.0 million
(1)
Market data as of 5/24/2013.
(2)
DeGoyler and MacNaughton reserves as of 12/31/2012 based on $108.30/barrel and $8.94/Mcf.
(3)
Please see reconciliation of PV-10 to standardized measure at end of presentation.
Executive Management
Chairman & CEO: N. Malone Mitchell, 3rd
President: Ian J. Delahunty
VP, CFO: Wil F. Saqueton
VP, Legal: Jeffrey S. Mecom

TRANSATLANTIC Petroleum Ltd.

SOGIANT
SOGIANT
SOGIANT

COMPANY OBJECTIVES
Work in countries with favorable fiscal terms where
we earn world market prices
•
Türkiye (Turkey)
•
Bulgaria

Acquire assets with known production or verifiable
“show” wells
•
Utilize technology to enhance or commercialize
•
Earn early cash flow from sales
•
Evaluate, plan & monitor from Dallas, Texas headquarters
–
Seismic, horizontal, and stimulation
–
12.5% Royalty, no production tax
–
Oil: Brent less $7-10, Natural gas: +/- $10/mcf
–
Currently imports nearly all oil and natural gas
–
2.5% Royalty (until 1.5x payout), no production tax
–
Natural gas: +/- $9/mcf
–
Currently imports nearly all oil and natural gas

2013 PLAN OF ACTION

Financial Overview
•
$130 million capital budget
•
Operate within cash flow, cash on hand and credit
availability
•
Accelerate with consummation of a joint venture
Southeastern Türkiye
•
Drill horizontal wells to increase productivity
•
3D seismic of Molla blocks
•
Expand 2012 discoveries (Goksu, Bahar, and Alibey)
•
Resume development at Selmo with horizontal wells
•
Arar acquisition of more than 150,000 acres in Molla
area, 100% working interest and operatorship
Northwestern Türkiye
•
Tekirdag development project: low risk gas
production growth, 2 well horizontal trial
•
Hayrabolu: exploration and delineation wells,
overpressure below 1,500 meters
•
Final exploitation of Edirne blocks (NW Thrace)
•
Limited development within TPAO (Turkish
Petroleum) joint blocks
•
3D on Osmanli structure near Thrace area “kitchen”
Bulgaria
•
Expect to resume activity 3Q 2013
•
Reviewing other prospects outside Türkiye

TRANSATLANTIC Petroleum Ltd.

BULGARIAN JURASSIC OILFIELDS
KOYNARE PRODUCTION CONCESSION
SOFIA
BULGARIA
THRACE BASIN
TEKIRDAG
ISTANBUL
ANKARA
TÜRKIYE
SELMO
MOLLA
DIYARBAKIR
ARPATEPE
GAZIANTEP
SOUTHEAST BASIN

CURRENT OPERATIONS 6 125 miles 200 kilometers

1Q 2013 RESULTS

Net sales (Boed) 4,144
Realized oil price (per bbl) $103.00
Realized natural gas price (per mcf) $10.12
Net income ($MM) $3.0
Adjusted EBITDAX ($MM) $19.5
Cash and cash equivalents ($MM) $19.4
Debt ($MM) $39.8
Note: Results are for the three months ending March 31, 2013. Realized prices are unhedged. Net income and Adjusted EBITDAX are from continuing operations. Please see reconciliation of
Adjusted EBITDAX to net income at end of presentation.

TRANSATLANTIC
Petroleum Ltd.

BOED
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2008
2009
2010
2011
2012

MMBOE
80
70
60
50
40
30
20
10
0
Possible
Probable
Proved
2008
2009
2010
2011
2012

ASSET CHARACTERISTICS

Natural
Gas
18%
Oil
82%
Undeveloped
44%
Developed
56%
Oil
64%
Natural
Gas
36%
Selmo
45%
Thrace
20%
Other
20%
(1)
DeGolyer and MacNaughton  reserves as of 12/31/2012, based on $108.30/barrel and $8.94/Mcf.
Goksu
9%
Molla 6%
Growth Profile
(1)
1Q13 Production Profile Reserve Profile
(1)

TRANSATLANTIC Petroleum Ltd.

Dadas Deposition Area
Molla
Diyarbakir
Arpatepe
Idil
Bakuk
5046
4845
4239
5025
3695
4642
5043
5064
4607
4656
4648
4649
0 10 20 40 60 80 100 Kilometers
0 25 50 Miles
Legend
TransAtlantic Licenses, Joint Ventures
Dadas Deposition Area

TÜRKIYE: SOUTHEAST

Action Plan
•
Drill horizontal wells to
increase productivity
•
3D seismic of Molla
blocks
•
Expand 2012
discoveries (Goksu,
Bahar and Alibey)
•
Resume development at
Selmo with horizontal
wells
•
Prepare to drill on
licenses acquired in May
2013
TransAtlantic’s properties in southeastern Türkiye have common geology with Syria and Iraq.
GAZIANTEP
MOLLA –
ARPATEPE
SELMO
BAKUK -
IDIL

Shell/TPAO
Dadaş Joint Venture
TPAO
Dadaş Discovery
Well
TURKEY
N
4474
3165
3053
4748
4555
3544
1852 (X)
1852 (X)
2129
2681
2126
1703
0880
2127
2128
1050
3313
3797
829
4457
(426.34sqkm)
4925
3211
(339.32sqkm)
(72.2sqkm)
4857
0827
2563
4458
5046
4845
4239
4174
0777
4996
4997
0796
5025
5003
3695
4172
4788
4475
4886
2674
4295
4296
4887
4893
3971
0 5 10 20 Kilometers
0 10 Miles

MOLLA – ARPATEPE AREA

TransAtlantic’s
Arpatepe Field
TransAtlantic’s
Selmo Field
TransAtlantic’s
Bahar Field
TransAtlantic’s
Goksu Field
Shell/TPAO
Saribugday-1
Perenco’s
Kestal Field
(EUR 15 MMbo)
TransAtlantic’s
May 2013 Acquisition
TransAtlantic’s
Molla Field
TransAtlantic
3D Seismic Area
Bati Raman Field
Largest oil field in Türkiye

SINAN
KARABABA
HAZRO
DADAS
SHALE
HOT SHALE
BEDINAN
Open Hole Completion
Fracture Completion

MOLLA – ARPATEPE STACKED PAY POTENTIAL

Demonstrated
horizontal success with
Goksu 3H over
250 BOPD after ~5
months of production
Vertical discovery
(Bahar-1) IP after frac
at ~600 BOPD;
Horizontal currently
drilling
Tested 150 BOPD
(Bahar-1)
Potential resource
play
Oil shows – untested
Selmo producing zone

40000
Karacaoren-1
Kocek-1
Yarimca-1
Karakilise-2IR
Hakan Yilmaz-1
Kayayolu-2
Kastel-5
Kastel-4
Didan-1A
4845
5046
Yasince-1
Babahaki-2
Derindere-1
Dirik-1
Harman-1
Bismil-1
Belenli-1
Goksu-4H 3HST
Altinakar-1
Ambarcik-ST-1
Akkoy-1
Kutluk-1
5025
Alpay-1
Kocahoyuk-1
Pinarbasi-1
Caliktepe-2
15 kilometers
5 miles

MOLLA – ARPATEPE AREA GRAVITY MAP

Field discoveries align well with gravity data; meaningful structural and stratigraphic running room
Kastel Field
(EUR 15 MMbo)
Bahar Field
(2P Reserves: 2.5 MMbo)
Goksu Field
(2P Reserves: 2.9 MMbo)
(1)
DeGolyer and MacNaughton  reserves as of 12/31/2012, based on $108.30/barrel and $8.94/Mcf.
Arpatepe JV (TAT 50%)
Proved Structures
Gravity-Indicated Structures
TAT 100%
Molla 3D
Bati Raman Field
Largest oil field in Türkiye

SELMO REMAPPING

Selmo Overview
•
Extensive work has been done to remap and model
Selmo to identify bypassed oil due to the extremely
fractured nature of the field
•
New dynamic model incorporates updated substructure
mapping with production and pressure histories to
determine the areas of the field that will most benefit
from a horizontal drilling campaign
•
We believe horizontal wellbores will allow pressure
drawdown that is more uniform across the length of the
wellbore and prevent water coning or premature
breakthrough of water
•
2013 budget provides for four horizontal wells in the
Middle Sinan Dolomite (MSD) and one horizontal well
in the Lower Sinan Dolomite (LSD)

TRANSATLANTIC Petroleum Ltd.

Present-Oil-Contact @ 3300 ssft
4230800
4230400
4230000
4229600
4229200
4228800
4228400
4228000
706000
704000
702000
700000
X-axis
-6000
-8000

SELMO REMAPPING, CONTINUED 14 Selmo Horizontal Well Example Middle Sinan Dolomite Structure

BULGARIA
GREECE
Kirklareli
Istanbul
Tekirdag
N
S
E
W
Legend
Licenses
TransAtlantic Licenses, Joint Ventures
Farm-in
Production Leases
0 10 20 30 Kilometers
0 10 Miles

TÜRKIYE: NORTHWEST

Thrace Basin Natural Gas
Türkiye Corporation
(41.5% owned)
West
Northwest
Joint Area
with TPAO
(50%/50% )
Action Plan
•
Tekirdag development
project: low risk gas
production growth, 2 well
horizontal trial
•
Hayrabolu: evaluate
exploration and delineation
wells, overpressure below
1,500 meters
•
Final exploitation of Edirne
blocks (NW Thrace)
•
Limited development within
TPAO (Turkish Petroleum)
joint blocks
•
3D on Osmanli structure
near Thrace area “kitchen”

THRACE BASIN: MEZARDERE FORMATION 16 Basin map illustrates source, kitchen, trap and pressure dynamics TEKIRDAG HAYRABOLU YILDIRIM GO – TEPE OSMONLI

THRACE BASIN: TEKIRDAG DEVELOPMENT

Development Program Characteristics:
•
Initial 88-well vertical development program covering approximately 5,000 acres of the Tekirdag Field Area
•
Plan 17 wells in Tekirdag area and 8 wells in Hayrabolu during 2013 (will likely adjust downward to shift capital to recently acquired licenses in the southeast)
•
Two well horizontal test could reduce well count by 75%
•
Gross well costs expected to range between $2.0 million and $3.0 million, depending upon depth and completion design
•
Gross expected ultimate recovery expected to exceed 70 Bcf
(1)
(1)
Internal estimate prepared 10/1/12
HAYRABOLU
TEKIRDAG
15 miles
25 kilometers

TRANSATLANTIC Petroleum Ltd.

Top Kesan Depth Structure Map (m)
BTD-5
4-STAGE FRAC, EARLY CHOKED GAS RATE ~1MMCFD
BAGLIK-1
4-STAGE FRAC, IP RATE ~2.5MMCFD
DTD-19
5-STAGE FRAC, EARLY CHOKED GAS RATE >1MMCFD
PLANNED HORIZONTAL WELL PATH
2 Kilometers
1 mile
PETREL
1. phase location (40 acre) 16 wells
Drilled deep well (40 acre) 10 wells
2. phase location (40 acre) 18 wells
3. phase location – P10 area (40 acre) 63 wells

THRACE BASIN: TEKIRDAG DEVELOPMENT 18 Each horizontal well could replace 4-5 vertical wells, significantly improving the economics of the field

TRANSATLANTIC Petroleum Ltd.

25 Km
10 miles
Extent of Etropole Gas Shale Play
Area shown covers approximately 500,000 acres (2,025 sq. km)
Danube River
Romania
Bulgaria
Projected Extent of Etropole Gas Shale Play
Existing Fields
Contingent Resource Fields
Prospective Resource Prospects
A-Lovech License
2295 sq km (566,681 acres)
Koynare Production Concession
Deventci Play
L. Jurassic HTD
Deventci Area
Dolni Dabnik Field
Middle Triassic HTD
Recoverable Reserves 25.6 mmbo
Borovan
Vranit
N.Koynare
Sadovets
Chiren Gas Storage Field
Dolni Dabnik Play M. Triassic HTD
Gas Transmission Line
Aglen License
7 sq km (1,728 acres)
Lukovit
(includes West Lukovit)
Aglen Field
(Re-development project)
Dragana

BULGARIA

Action Plan
Koynare (Deventci)
•
Currently finalizing 50% JV
•
Expect to drill Deventci-R2 in 2013
•
Conventional gas discovery in Jurassic-aged Orzirovo
•
If successful, plan to build pipeline to connect to central
grid at +/-$9/Mcf, shoot additional 3D seismic of the
multiple structures along Koynare fault trend
Stefanetz
•
November 2011 drilled a ~10,500 foot (3,200 meter)
Peshtene-R11 exploration well to core and test
Etropole formation
•
Awaiting revision to parliamentary legislation regarding
hydraulic fracture stimulation
Near the best oil and natural gas fields in the country
and existing natural gas infrastructure
ETROPOLE
SHALE
KOYNARE
CONCESSION
160,000 ACRES
DEVENRCI-R1
PESHTENE-R11
STEFENETZ
CONCESSION
(APPLICATION)
395,000 ACRES

INVESTMENT CONSIDERATIONS
Constructive Outlook
•
Horizontal and multi-stage completions have potential to
significantly increase production and improve economics from known oil and natural gas deposits
•
More fields are present than originally believed (Goksu, Bahar and Yildirim)
•
Expect improvements in drilling efficiency to improve well
economics and increase well count
•
JV would accelerate development
•
Incremental production will largely fall to bottom line without significant increase in G&A or LOE

Strong Fundamentals
•
Very good pricing and netbacks
•
Terms remain favorable in Turkey and Bulgaria
•
Ramping up drilling activity to increase production
•
Newly acquired properties offer additional prospects

INVESTOR CONTACT INFORMATION
Taylor B. Miele
Director of Investor Relations
(214) 265-4746
taylor.miele@tapcor.com
Wil F. Saqueton
VP - Chief Financial Officer
(214) 265-4743
wil.saqueton@tapcor.com
Ian J. Delahunty
President
(214) 265-4780
ian.delahunty@tapcor.com

Consumption
Production
Bcf/d
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

GDP (US$ billions)
900
800
700
600
500
400
300
200
100
0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

Consumption
Production
Mbbls/d
800
700
600
500
400
300
200
100
0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012

Crude Oil Supply/Demand
WHY TURKEY?

Opportunity Set
Undersupplied:
•
Produces ~8% of crude oil consumed
•
Produces ~2% of natural gas consumed
Underexplored:
•
Known petroleum systems and attractive
geology
•
Opportunity for modern technology to make a
difference
Pro-Business:
•
Relatively laissez faire
•
12.5% royalty, 20% corporate tax
Source:  US Energy Information Administration (EIA)
Source: US Energy Information Administration (EIA). Most recent data available is 2011.
Source:  World Bank. Most recent data available is 2011.
Natural Gas Supply/Demand
Gross Domestic Product

GOKSU 3 H (Mardin)
2500
2000
1500
1000
500
0
80000
70000
60000
50000
40000
30000
20000
10000
10/1/2012
12/1/2012
2/1/2013
4/1/2013
BOPD
BWPD
FTP
WC
Cum Oil

MOLLA: MARDIN POTENTIAL; GOKSU DISCOVERY

Molla: Mardin Formation Overview
•
Fractured Cretaceous carbonate present across the region
•
Initial vertical discoveries bolstered by recent application of horizontal drilling processes
•
Total 1P reserves of 0.6 MMbbls
(1)
; Total 2P reserves of 2.9 MMbbls
(1)
•
Cumulative production over 60,000 bbls
•
Initial flow rates were 400-500 BOPD in February 2012
•
Flowing ~250 BOPD after 5 months of production
•
Cumulative production over 70,000 bbls
•
TransAtlantic’s first horizontal completion, 1,600 foot lateral
•
Drilled and completed for approximately $3.5 million
•
Initial production 250 BOPD
•
Drilled and completed for approximately $2.5 million
•
Westerly field extension
(1)
DeGolyer and MacNaughton  reserves as of 12/31/2012, based on $108.30/barrel and $8.94/Mcf.
Goksu-2
Goksu-3H
Goksu-4H

## Molla: Bedinan & Hazro Overview

Conventional targets immediately above and below Dadaş with prospectivity demonstrated via recent discovery well

- Total 1P Reserves of 1.4 MMbbls(1) including 1.0 MMbbls from the Bedinan and 400 Mbbls from the Hazro
- Total 2P reserves of 2.5 MMbbls(1) including 2.1 MMbbls from the Bedinan and 400 Mbbls from the Hazro

Bedinan Formation

- Sandstone immediately below the Dadaş Shale
- Overpressured in central and northern parts of basin
- Normal pressure gradient in southern (shallower) part of the basin at Arpatepe field (25 kms south). Arpatepe Field EUR's of 200mbo – 400mbo with acid stimulation
- Bahar-1
  - TAT operated vertical discovery well with 50' of net pay
  - Bedinan produced ~600 BOPD (+ high BTU gas) after frac
  - Cum >50,000 bbls since December 2012
  - Horizontal offset currently drilling designed for multi-stage frac completion

Hazro Formation

- Sandstone directly above the Dadaş Shale
- Bahar-1 (TAT operated discovery well) - Hazro tested 150 BOPD
- Analog Hazro well 27 km north of Bahar-1 with EUR of 1.4 mmbo and 14 bcf

BAHAR-2
BAHAR-1
BAHAR-3

Bahar 1 (Bedinan / Hazro)
Shut-in while Hazro tested (150 BOPD)
BOPD, BWPD, PSI, % Water
BBL OIL (CUM)
10/1/2012
12/1/2012
2/1/2013
4/1/2013
BOPD
BWPD
FTP
WC
Cum Oil

MOLLA: BEDINAN AND HAZRO DISCOVERY (1) DeGolyer and MacNaughton reserves as of 12/31/2012, based on $108.30/barrel and $8.94/Mcf. 24

7370
7380
7390
7400
7410
7420
7430
7440
7450
7460
7470
7480
7490
7500
7510
7520
7530
7540
7550
7560
7570
7580
7590
7600
MARDIN 7366 FT
DERDERE 7430 FT
Oil show observed
within 7520-7540 ft
Low permeable zone
& wet according to resis
logs (Rxo>Rt)
No movable HC
Possible source rock

MOLLA: BAHAR-1 MARDIN TARGETS 25

8730
8740
8750
8760
8770
8780
8790
8800
8810
8820
8830
8840
8850
8860
8870
8880
8890
8900
8910
8920
8930
8940
8950
8960
8970
HAZRO-F4 8725 FT
8752-8766 ft
can be tested
Oil show observed
HAZRO-F123 8775 FT
8834-8842 ft
can be tested
DADAŞ 8968 FT

MOLLA: BAHAR-1 HAZRO TARGETS 26

TRANSATLANTIC
Petroleum Ltd.

10080
10090
10100
10110
10120
10130
10140
10150
10160
10170
10180
10190
10200
10210
10220
10230
10240
10250
10260
10270
10280
10290
10300
10310
BEDİNAN 10204 FT
10215-10260 ft
oil show observed
Proposed perforation
intervals:
10238-10242 ft
10250-10258 ft
10270-10276 ft
Note: No O/W contact observed
Proposed
-Not to perforate shaly zones
-Squeeze acid after perforation
to increase production

MOLLA: BAHAR-1 BEDINAN TARGET 27

Gocerler
AR/AOI-TPO/4288
Alpullu
ARİ/AOI/3599-4794 (prod)
Temrez
AR/AOI/4861
TBNG
İR/TGT/2926 (prod)
TBNG
ARİ/TGT/3659 (prod)
TBNG
AR/TGT-PIN-CBV/3734
Malkara-2
AR/PPG/4532
Gocerler
ARİ/AOI-TPO/4200 (prod.)
Adatepe
ARİ/AOI-TPO/4959 (prod.)
Cayirdere-D.Adatepe
AR/TPO/3792
Istanbul
Banarli (prod.)
ARI/PPG-CLK-MAY/5059
Tekirdag
TBNG
AR/TGT-PIN-CBV/4126
TBNG
AR/TGT-PIN-CBV/3934
TBNG
ARİ/TGT/3861 (prod.)
4794
4861
2926
5016
4288
4200
4959
3792
5059
4532
3860
3861
3934
4126

THRACE BASIN: TEKIRDAG DEVELOPMENT

Development Program Characteristics:
•
Initial 88-well vertical development program covering approximately 5,000 acres of the Tekirdag Field Area
•
Plan 17 wells in Tekirdag area and 8 wells in Hayrabolu during 2013 (will likely adjust downward to shift capital to recently acquired licenses in the southeast)
•
Two well horizontal test could reduce well count by 75%
•
Gross well costs expected to range between $2.0 million and $3.0 million, depending upon total depth and completion design
•
Gross expected ultimate recovery expected to exceed 70 Bcf
(1)
(1)
Internal estimate prepared 10/1/12.
HAYRABOLU
TEKIRDAG
15 miles
25 kilometers

TRANSATLANTIC Petroleum Ltd.

YILDIRIM-1 DISCOVERY
2-STAGE FRAC; PRE-FRAC FLOW RATE OF 1.8MMCFD
KAZANCI-5
DEEPEST ZONES: UNSUCCESSFUL
HAYRABOLU-10
WAITING ON COMPLETION
3734

THRACE BASIN: HAYRABOLU TREND 29 11,000 prospective acres

X/Y: Meters
208400
228400
248400
268400
288400
4816200
4796200
4776200
Scale = 1:200000
0
3000
6000
9000
12000
15000 m

BULGARIA SEISMIC AND WELL DATABASE 30 Deventci 3D Seismic Survey 75 km^2

TRANSATLANTIC
Petroleum Ltd.

Deventci R1
SW
NE
Offset
Perforated zones:
(Producing zone)
4141-4147 m
4170-4176 m
M Jurassic Etropole Shale
Deventci Play Type
L Jurassic Ozirovo Fm - HTD
Borima Fm - CONG
Dolni Dabnik Play Type
M Triassic
Doirentsi Dolni
Dobnik member
Perforated zones:
5137-5143 m
5182-5197 m
5210-5253 m
TD: 5888 m
3D seismic maximum dip of similarity attribute showing fault profile on Deventci Type Play D. Lukovit member
Deventci R1
Deventci-R1
Discovery Well
Deventci R1

BULGARIA: DEVENTCI-R1 DISCOVERY WELL 31

TRANSATLANTIC Petroleum Ltd.

1,750
1,500
1,250
1,000
750
500
250
0
Bbl / day
$125
$100
$75
$50
$25
$0
$ / bbl
3-way collars
Collars
Weighted Avg Price (Midpoint)
$96.25
$94.93
$88.44
831
775
726
622
1,016
April - December 2013
2014
2015

HEDGE PROFILE 32 Data as of 3/31/2013.

EBITDAX RECONCILIATION

For the three
months ended
$US millions March 31, 2013
Net income from continuing operations
$3.0
Less:
Interest and other, net 0.5
Income tax expense 2.3
Exploration, abandonment, and impairment 3.9
Seismic 0.1
Foreign exchange loss 0.5
Share-based compensation 0.4
Unrealized derivative gain (0.5)
Accretion of asset retirement obligation 0.1
Depreciation, depletion and amortization 9.0
Net other items 0.2
Adjusted EBITDAX from continuing operations $19.5
This presentation references estimated EBITDAX, which is a non-GAAP financial measure that represents earnings from continuing operations before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense.
The Company believes EBITDAX assists management and investors in comparing the Company’s performance and ability to fund capital expenditures and working capital requirements on a consistent basis without regard to depreciation, depletion and amortization, impairment of natural gas and oil properties and exploration expenses, which can vary significantly from period to period.  In addition, management uses EBITDAX as a financial measure to evaluate the Company’s operating performance.  EBITDAX is also widely used by investors and rating agencies.
EBITDAX is not a measure of financial performance under GAAP.  Accordingly, it should not be considered as a substitute for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP.
Net income, income from operations, or cash flow provided by operating activities may vary materially from EBITDAX.  Investors should carefully consider the specific items included in the computation of EBITDAX.  The Company has disclosed EBITDAX to permit a comparative analysis of its operating performance and debt servicing ability relative to other companies.

PV-10 RECONCILIATION

$US thousands
Total PV-10: $511,075
Future income taxes: (106,411)
Discount of future income
taxes at 10% per annum:
31,213
Standardized measure: $435,880
The PV-10 value of the estimated future net revenue are not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV-10, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV-10 is not a measure of financial or operating performance under U.S. GAAP.
PV-10 should not be considered as an alternative to the standardized measure as defined under U.S. GAAP.
The following table provides a reconciliation of our PV-10 to our standardized measure: